J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.31

EXECUTIVE SUMMARY
Third Party Due Diligence Review

August 7, 2026

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on closed-end second lien mortgage loans acquired by JPMorgan Chase Bank, National Association (the “Client”) in a bulk purchase. The review included a total of 114 residential mortgage loans in connection with the securitization identified as JPMMT 2026-CES4 nonSampled (the “Securitization”). The Review was conducted from March 2025 through April 2025 on closed-end second lien mortgage loans originated between January 2025 and March 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrower’s income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan);

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification of compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file was reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds could not be validated, or was deemed to be utilized for consumer purposes, the loan was subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High-Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High-Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one hundred fourteen (114) mortgage loans reviewed, thirty-four (34) unique mortgage loans (29.82% by loan count) had a total of fifty-three (53) discrepancies across nineteen (19) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying CLTV	12	22.64%
Initial Monthly P&I Or IO Payment	11	20.75%
Borrower 1 FTHB	5	9.43%
Qualifying LTV	4	7.55%
Qualifying Total Reserves Number of Months	4	7.55%
Borrower 1 Self-Employment Flag	2	3.77%
Primary Appraised Property Value	2	3.77%
Borrower 2 Origination Experian	2	3.77%
Qualifying Housing Debt Income Ratio	1	1.89%
Property Type	1	1.89%
Qualifying Total Debt Income Ratio	1	1.89%
Borrower 1 Citizen	1	1.89%
Borrower 1 Last Name	1	1.89%
Borrower 1 Origination Experian	1	1.89%
Borrower 2 Origination Equifax	1	1.89%
Maturity Date	1	1.89%
Borrower 1 Origination Equifax	1	1.89%
Borrower 1 Origination TransUnion	1	1.89%
Borrower 2 Origination TransUnion	1	1.89%
Grand Total	53	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	108	$12,458,338.00	94.74%
Event Grade B	6	$1,847,305.00	5.26%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	114	$14,305,643.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	111	97.37%
Event Grade B	3	2.63%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	114	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	110	96.49%
Event Grade B	4	3.51%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	114	100.00%

Valuation Results: *Valuation review was not performed on the 114 loan population
Event Grade	Loan Count	Percent of Sample
Event Grade A	0	0%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	0	0%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have more than one exception. In such cases, the exception resulting in the lowest grade would drive the loan grade for that component of the review. The overall loan grade is the lowest grade for any one review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	82
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	4
		Borrower 1 Credit Report is Missing	3
		Audited DTI Exceeds Guideline DTI	3
		Verification of Borrower Liabilities Missing or Incomplete	3
		Borrower 1 3rd Party VOE Prior to Close Missing	3
		HO6 Master Insurance Policy is Missing	3
		Borrower Non-XXX Identification Document Missing	2
		The Final 1003 is Incomplete	2
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	2
		Borrower 2 3rd Party VOE Prior to Close Missing	2
		The Initial 1003 is Missing	2
		Borrower 2 Credit Report is Missing	2
		Title Document is Partially Present	2
		Property Title Issue	1
		ATR: Reasonable Income or Assets Not Considered	1
		Missing Verification of Mortgage	1
		Borrower 1 Gap Credit Report is Missing	1
		Audited FICO is less than Guideline FICO	1
		HO-6 Insurance Policy is Missing	1
		Borrower 2 Gap Credit Report is Missing	1
		Approval/Underwriting Summary Partially Provided	1
		Borrower 1 Photo Identification not provided	1
		Housing History Does Not Meet Guideline Requirements	1
		Missing VOM or VOR	1
		Third Party Fraud Report not Provided	1
		No evidence of required debt payoff	1
		Title Document Missing	1
		Borrower 2 Executed 4506-T Missing	1
		Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
		Borrower 2 Photo Identification not provided	1
		Missing Lender Income Calculation Worksheet	1
		Income 5 Months Income Verified is Missing	1
		Borrower 1 Executed 4506-T Missing	1
		Income and Employment Do Not Meet Guidelines	1
		Missing Divorce Decree	1
		Total Credit Grade (A) Exceptions:	137
	B	Delinquent Credit History Does Not Meet Guideline Requirements	2
		Income and Employment Do Not Meet Guidelines	1
		Total Credit Grade (B) Exceptions:	3
Compliance	A	No Compliance Findings	51
		Higher-Priced Mortgage Loan Test	29
		XXX AB 260 Higher-Priced Mortgage Loan Test	4
		XXX Loan Test	3
		Charges That Cannot Increase Test	2
		Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	2
		Initial Closing Disclosure Delivery Date Test	2
		Qualified Mortgage APR Threshold Test	1
		TRID: Missing Loan Estimate	1
		Qualified Mortgage Safe Harbor Threshold	1
		Total Compliance Grade (A) Exceptions:	96
	B	Charges That Cannot Increase Test	3
		Charges That In Total Cannot Increase More Than 10% Test	1
		Total Compliance Grade (B) Exceptions:	4

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. Employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent, or the legal documents do not accurately reflect the loan terms agreed upon or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A	The appraisal or applicable valuation product was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms. If an AVM was provided, the AVM conformed with guidelines and FSD score was within allowable thresholds. No secondary valuation products were required.
B	The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal or applicable valuation product was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms. No secondary valuation products were required.
C	The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition, or the property is not complete or requires significant repairs. The appraisal or applicable valuation product was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms. If an AVM was provided as the origination product, the AVM did not conform with guidelines, and an additional valuation product was not provided.
D	The file was missing an origination valuation product or there was not sufficient valuation documentation to perform a review. No secondary valuation products were required.